UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

PermRock Royalty Trust

(Exact name of registrant as specified in the

Amended and Restated Trust Agreement of PermRock Royalty Trust)

Delaware (State or other jurisdiction of incorporation or organization)	001-38472 (Commission File Number)	82-6725102 (I.R.S. Employer Identification Number)

Simmons Bank, Trustee P.O. Box 470727 Fort Worth, Texas (Address of principal executive offices)		76147 (Zip Code)

Registrant’s telephone number, including area code: (855) 588-7839

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

PermRock Royalty Trust (the “Trust”) determined not to retain KPMG LLP (“KPMG”) as its independent registered public accounting firm, effective as of June 4, 2018, and has engaged Weaver and Tidwell, L.L.P. (“Weaver”) as its new independent registered public accounting firm effective as of June 4, 2018. The decision to change accountants was recommended and approved by Simmons Bank, the trustee of the Trust (“Trustee”).

(a) Previous Independent Accountant

On June 4, 2018, the Trust dismissed KPMG as its independent registered public accounting firm effective on that date.

The Trust was formed on November 22, 2017 (the “Date of Formation”). The audit report of KPMG on the statement of assets and trust corpus of the Trust as of December 31, 2017 and the related notes (collectively, the ‘‘Statements’’) did not contain any adverse opinion or disclaimer of opinion, nor were any reports qualified or modified as to uncertainty, audit scope or accounting principles.

Since the Trust’s Date of Formation, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter of the disagreements in connection with their report. In addition, there were no reportable events of the kind defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

The Trust provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with such disclosures, and if not, stating the respects in which they do not agree. The Trust received the requested letter from KPMG, and a copy of the letter is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Accountant

On June 4, 2018, upon the approval of the Trustee, the Trust engaged Weaver as its independent registered public accounting firm effective as of June 4, 2018.

Since the Trust’s Date of Formation, the Trust has not consulted Weaver regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Trust’s financial statements, and neither a written report was provided to the Trust nor oral advice was provided that Weaver concluded was an important factor considered by the Trust in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of KPMG, dated June 7, 2018 regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMROCK ROYALTY TRUST
By: Simmons Bank, as Trustee

By:	/s/ Lee Ann Anderson
Lee Ann Anderson
Senior Vice President and Trust Officer

Date: June 7, 2018

(The Trust has no directors or executive officers.)